Exhibit 99.1

PROMPT ACTION IS REQUIRED BY ALL BROKERS AND SHAREHOLDERS PLEASE RETURN THIS CERTIFICATION FORM IMMEDIATELY FAILURE TO PROPERLY AND TIMELY COMPLETE THIS CERTIFICATION FORM IN ACCORDANCE WITH THE INSTRUCTIONS IN THE INFORMATION STATEMENT WILL RESULT IN YOUR RIGHT TO RECEIVE PAR HEALTH COMMON STOCK OR CASH IN THE SPIN-OFF LAPSING AND EXPIRING Spin-off of Par Health On October 10, 2025, Mallinckrodt plc (“Mallinckrodt”) issued a total of 1,796,196,578,472 preferred shares, par value US$0.001 per share of Mallinckrodt (each, a “Mallinckrodt Preferred Share”). 45,564 Mallinckrodt Preferred Shares were issued for each outstanding ordinary share of Mallinckrodt to ordinary shareholders of record as of the close of business on October 8, 2025 (Eastern Time in the United States). As a result of this issuance, you are the record holder of Mallinckrodt Preferred Shares. On October 21, 2025, the Mallinckrodt Board of Directors (the “Board”) approved resolutions authorizing, in principle, the previously announced plan to spin off (the “Spin-off”) Mallinckrodt’s generic pharmaceuticals, active pharmaceutical ingredients (APIs) and sterile injectables businesses to Mallinckrodt’s shareholders. At the time of the Spin-off, such businesses will be held by Par Health, Inc. (“Par Health”), a Delaware corporation and a wholly owned subsidiary of Mallinckrodt. Par Health will operate as an independent company following the Spin-off and its shares will not be listed on a securities exchange. On October 28, 2025, Mallinckrodt furnished an Information Statement containing additional information with respect to the Spin-off with the U.S. Securities and Exchange Commission (the “Information Statement”). All shareholders are urged to read the Information Statement. The Spin-off remains subject to the satisfaction of certain conditions, including final approval by the Board. The Board retains the authority to modify the terms of, or to abandon, the Spin-off at any time and for any reason until it has been consummated, including by accelerating or delaying the timing of the consummation of all or part of the Intended Redemption (as defined below). If approved, the Spin-off will be implemented by way of a redemption (the “Intended Redemption”) of all of the issued and outstanding Mallinckrodt Preferred Shares, upon which the Mallinckrodt Preferred Shares will automatically be cancelled and will no longer be outstanding. At the closing of the Intended Redemption, the Mallinckrodt Preferred Shares will be redeemed in exchange for the following, subject to compliance with the Certification Procedures (as defined below) and the terms of the Intended Redemption (the “Redemption Consideration”): • in the case of Qualified Shareholders (as defined below), the right to receive a certain number of shares of common stock, par value $0.01 per share, of Par Health (the “Par Health Common Stock”), for each Mallinckrodt Preferred Share; or • in the case of Non-Qualified Shareholders (as defined below), the right to receive a certain 047D2D NNNNNNNNN NNNNNNNNNNNN . SAMPLE

-2- amount of cash for each Mallinckrodt Preferred Share that the Board determines is equal in value to the Par Health Common Stock allocated to Qualified Shareholders for each Mallinckrodt Preferred Share. As used in this Certification Form: • a “Qualified Shareholder” is a holder of Mallinckrodt Preferred Shares as of the Record Date (as defined below), as reflected in the Mallinckrodt Register of Members (each, a “Record Holder”) (and/or beneficial holders identified by a Record Holder that is a broker, bank or similar organization as the beneficial holders of Mallinckrodt Preferred Shares held by such Record Holder in such capacity on the Record Date (each, a “Street Name Holder”)) that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is a qualified institutional buyer (a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)), an institutional accredited investor (an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) and (13) of Rule 501(a) under the Securities Act) or director or officer of the Company or Par Health at the time of the Intended Redemption who is also an accredited investor (as defined in Rule 501(a) under the Securities Act); and • a “Non-Qualified Shareholder” is Record Holder or Street Name Holder as of the Record Date that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is not a Qualified Shareholder. The record date for determining the holders of the Mallinckrodt Preferred Shares entitled to the Redemption Consideration, subject to the completion of the Certification Procedures, was 5:30 PM (Eastern Time in the United States) on October 27, 2025 (the “Record Date”). In order to determine whether you are eligible to receive Par Health Common Stock or cash, subject to the completion of the Certification Procedures, you need to provide certain information about yourself. Your prompt action is required – please complete and return this Certification Form IMMEDIATELY. Certification Procedures Required for Shareholders to Receive Par Health Common Stock or Cash As described in greater detail in the Information Statement, eligible shareholders must, among other things, properly and timely complete the following documents (the “Certification Procedures”) to receive the Redemption Consideration: • Certification Form: This Certification Form, which requires each Record Holder (and/or Street Name Holder, where applicable) to certify, among other things, whether such person is a Qualified Shareholder or a Non-Qualified Shareholder as of the Record Date; and • Tax Form: Such other documents as may reasonably be required by Mallinckrodt, on the one hand, or Computershare, Inc. or Computershare Trust Company, N.A., Mallinckrodt’s certification and redemption agent (the “Redemption Agent”), on the other hand, including a validly executed appropriate Internal Revenue Service (“IRS”) Form W-8 or IRS Form W-9, as applicable, and any other documentation and attachments as may be required to establish that any payment made to such Qualified Shareholder or Non-Qualified Shareholder (and any Record .. SAMPLE

-3- Holder that is a bank, brokerage firm or similar organization receiving such payment for the benefit of such Qualified Shareholder or Non-Qualified Shareholder, if applicable) is not subject to U.S. backup withholding tax. For the avoidance of doubt, this Certification Form is not an "election" form, and you do not have a choice between the right to receive Par Health Common Stock or cash in the Intended Redemption. Whether the Certification Procedures have been complied with in any specific case or generally will be determined by Mallinckrodt in its sole and absolute discretion. Mallinckrodt or the Redemption Agent may reject, question or modify any Certification Form for any reason. Please complete and return this Certification Form IMMEDIATELY. As described in the Information Statement, if Mallinckrodt has not received Certification Forms from a sufficient number of shareholders that are eligible to receive Par Health Common Stock by November 7, 2025 (or such other date as may be determined by the Board in its sole and absolute discretion), the Board may determine not to proceed with the Spin-off. This summary does not purport to be complete. Please refer to the Information Statement for additional details regarding the Spin-off, the Intended Redemption and the Certification Procedures. THIS PAPER CERTIFICATION FORM MAY ONLY BE COMPLETED BY SHAREHOLDERS OF RECORD OF MALLINCKRODT PREFERRED SHARES, AS REFLECTED IN THE MALLINCKRODT REGISTER OF MEMBERS (I.E., THE SHAREHOLDER WHOSE NAME APPEARS IN THE MALLINCKRODT REGISTER OF MEMBERS), AS OF THE RECORD DATE. IF YOU HOLD MALLINCKRODT PREFERRED SHARES THROUGH A BANK, BROKER OR SIMILAR ORGANIZATION, YOU SHOULD RECEIVE ACCESS TO THE CERTIFICATION FORM FROM YOUR BANK, BROKER OR SIMILAR ORGANIZATION. PLEASE CONTACT YOUR BANK, BROKER OR SIMILAR ORGANIZATION IMMEDIATELY FOR ADDITIONAL INSTRUCTIONS. Questions? If you have questions, please contact the appropriate resource below. • For assistance with the Certification Procedures (including completion of this Certification Form), shareholders should contact Mallinckrodt’s shareholder liaison, Innisfree M&A Incorporated, at (888) 750-9498. • For assistance with share transfer procedures, verifying holdings of Mallinckrodt Preferred Shares in Computershare US and other inquiries, shareholders should contact Mallinckrodt’s information agent, Georgeson, at (866) 585-7241 (toll free), (310) 853-6676 (outside the U.S.) or MallExchange@Georgeson.com. • For Computershare US account assistance, shareholders should contact Computershare US at (866) 644-4127 (toll free) or (781) 575-2906 (outside the U.S. or Canada). • For other inquiries, shareholders should contact Mallinckrodt’s Corporate Secretary’s Office at corporate.secretary@mnk.com. • If you hold any Mallinckrodt Preferred Shares through a bank, brokerage firm or similar organization, you must obtain a unique hyperlink from your bank, brokerage firm or similar organization in order to complete the Certification Form with respect to those Mallinckrodt Preferred Shares. Please contact your bank, brokerage firm or similar organization immediately for assistance. Note that shareholders with multiple accounts and those with both registered and beneficial holdings of Mallinckrodt Preferred Shares will need to complete the Certification Form more than once. NNNNNNNNN NNNNNNNNNNNN . SAMPLE

+ + .. 0476MG EXOTF Computershare Trust Company, N.A. 150 Royall Street, Suite 101 Canton, MA 02021 Within USA, US territories & Canada 800 546 5141 Outside USA, US territories & Canada 781 575 2765 www.computershare.com Qualified vs Non-Qualified Certification I certify that I am a Qualified Shareholder, because I am a (select all that apply): Qualified Institutional Buyer as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(1) under the Securities Act). TO COMPLETE CERTIFICATION To complete your Certification Form, you must submit your Certification Form in the following way: Option 1) Mail (Registered Holders Only) – Complete the instructions, sign and return this Certification Form by FedEx, DHL or overnight mail to the address indicated below. Option 2) Internet – Visit the Web Platform at www.ComputershareCAS.com/Mallinckrodt and follow the instructions on the site. Step 1. Certification: This paper Certification Form may be completed only by the registered holder of the Preferred Shares indicated above as of 5:30 PM (Eastern Time in the United States) on October 27, 2025, the record date for the Intended Redemption. Please check all boxes that apply to you to certify your status as a “Qualified Shareholder” or a “Non-Qualified Shareholder” for purposes of the Intended Redemption. Please refer to the Information Statement for additional details. www.ComputershareCAS.com/Mallinckrodt Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(2) under the Securities Act). 12345678901234 COYC CLS MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 MMMMMMM C 1234567890 JNT MMMMMMMMMMMM MMMMMMMMM ALGPHJFOGK ANHAPMPBOK DDLLLLDLLL 9800 MMMMMMMMMMMM MMMMMMMMM MMMMMMM TOTAL SHARES 12345678901234 Tax ID certification on file: <Certified Y/N> Account Code: 1234567890 Control Code: 1234567890 Account Code: 1234567890 Control Code: 1234567890 SAMPLE

Step 2. Signatures: Sign and date this form. The names of the registered holders are listed in the Name and Address at the top of this form. All registered holders MUST sign exactly as your name(s) appears above. By signing this form, you represent and warrant that the information contained herein is accurate and complete and that Mallinckrodt and Par Health may rely on the information set forth in this form for purposes of complying with applicable securities laws and may present this form to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. Signature of Owner Signature of Co-Owner (if more than one registered holder listed) Date (mm/dd/yyyy) + + I certify that I am a Non-Qualified Shareholder (i.e., I am not a Qualified Institutional Buyer, an Institutional Accredited Investor, or a director or officer of Par Health or Mallinckrodt as of the Intended Redemption who is also an accredited investor, in each case, as described above). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(7) under the Securities Act). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(8) under the Securities Act). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(9) under the Securities Act). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(12) under the Securities Act). Institutional Accredited Investor (an “accredited investor” as defined in Rule 501(a)(13) under the Securities Act). Director or Officer of Par Health or Mallinckrodt as of the Intended Redemption and also an accredited investor (as defined in Rule 501(a) under the Securities Act). SAMPLE

. + + Additional Instructions Send the completed Certification Form to Computershare by FedEx, DHL or overnight mail. By Mail: By Overnight Delivery: For Assistance Please Call: Computershare Trust Company, N.A. Computershare Trust Company, N.A. Information Agent PO Box 43014 150 Royall Street, Suite V COY: MKDT Georgeson Providence, RI 02940-3014 Canton, MA 02021 1-866-585-7241 Shareholder Liaison Innisfree 1-888-750-9498 Tax Forms and Backup Withholding: If your taxpayer identification number (“TIN”) is not certified in our records, we have enclosed a Form W-9. If the payee is a “U.S. person” (as defined in the instructions to Form W-9), follow the instructions on the enclosed Form W-9 for completing and signing the form. If the payee is not a U.S. person and the form W-8BEN applies to your situation, follow the instructions on the enclosed Form W-8BEN for completing and signing such form. If a different form applies to your situation within the IRS suite of W-8 forms, refer to the IRS website for instructions on completing and signing such applicable form. MMMMMMMMMMMM MMMMMMMMM ALGPHJFOGK ANHAPMPBOK DDLLLLDLLL 9800 MMMMMMMMMMMM MMMMMMMMM SAMPLE